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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 4, 2000

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                             NATURAL WONDERS, INC.
             (Exact name of registrant as specified in its charter)

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
           DELAWARE                         0-20035                       77-0141610
(State or other jurisdiction of           (Commission                    (IRS Employer
incorporation or organization)           File Number)                 Identification No.)
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                4209 TECHNOLOGY DRIVE, FREMONT, CALIFORNIA 94538
             (Address of principal executive offices)    (Zip code)

                                  510-252-9600
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

    On August 4, 2000, Natural Wonders, Inc. and World of Science, Inc. announced that they had signed a definitive merger agreement, pursuant to which Natural Wonders would purchase all of the issued and outstanding shares of common stock of World of Science, Inc for $1.15 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

    2.1 Agreement and Plan of Merger

   99.1 Press Release dated August 4, 2000
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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
Dated: August 14, 2000                                 NATURAL WONDERS, INC.
                                                       (Registrant)

                                                       By:             /s/ PETER G. HANELT
                                                            -----------------------------------------
                                                                         Peter G. Hanelt
                                                                  ATTAC CHIEF EXECUTIVE OFFICER,
                                                              PRESIDENT AND CHIEF FINANCIAL OFFICER
                                                             (SIGNING ON BEHALF OF THE REGISTRANT AND
                                                                                AS
                                                                PRINCIPAL ACCOUNTING AND FINANCIAL
                                                                             OFFICER)
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